UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 27, 2019

ENDRA Life Sciences Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37969	26-0579295
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

3600 Green Court, Suite 350 Ann Arbor, MI	48105
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(734) 335-0468

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	NDRA	The Nasdaq Stock Market LLC
Warrants, each to purchase one share of Common Stock	NDRAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 27, 2019, ENDRA Life Sciences Inc. (the “Company”) entered into amendments (the “Amendments”) to employment letter agreements (the “Employment Agreements”), originally entered into on May 12, 2017 with each of Francois Michelon, the Company’s President and Chief Executive Officer, and Michael Thornton, the Company’s Chief Technology Officer. The Company has previously described the material terms of those Employment Agreements in its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 12, 2017.

The Amendments amend the Employment Agreements to provide that (i) Mr. Michelon’s and Mr. Thornton’s employment with the Company will continue until terminated under the terms of their respective Employment Agreements, and (ii) Mr. Michelon and Mr. Thornton will each receive certain payments if he is terminated by the Company without Cause (as defined in the Amendments) or for Good Reason (as defined in the Amendments). Except as provided in the Amendments, all of the terms and conditions of the Employment Agreements remain in full force and effect.

This description of the Amendments is not complete and is qualified in its entirety by reference to the full text of the Amendments, filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference. In the event of any conflict between this summary and the full text of the Amendments, the text of the Amendments, as applicable, shall control.

Item 9.01
Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.	Description

10.1	First Amendment to Employment Letter Agreement by and between the Company and Francois Michelon, dated December 27, 2019.
10.2	First Amendment to Employment Letter Agreement by and between the Company and Michael Thornton, dated December 27, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDRA Life Sciences Inc.
December 27, 2019
	By:	/s/ Francois Michelon
	Name:	Francois Michelon
	Title:	President and Chief Executive Officer